UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 19, 2008

FOUR RIVERS BIOENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-31091	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

1637 Shar-Cal Road Calvert City, Kentucky	42029
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (270) 282-0943

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2008, the Board of Directors of Four Rivers BioEnergy Inc. (the “Company”) approved the grant of warrants (the “Warrants”) to purchase an aggregate of 625,000 shares of the Company’s common stock to certain executives and contractors of the Company. Of this grant, Warrants to purchase 450,000 shares of common stock were awarded to Martin Thorp, the Company’s Chief Financial Officer.

The Warrants are immediately exercisable at an exercise price of $2.45 per share and will expire on November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2008	FOUR RIVERS BIOENERGY INC. By: /s/ Martin Thorp Name: Martin Thorp Title: Chief Financial Officer

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